Provisions (including post-retirement benefits) (Tables)	12 Months Ended
Dec. 31, 2017
Provisions Including Post Retirement Benefits [Abstract]
Summary of Provisions including post-retirement benefits
		Pensions
		and		Close-down
		post-retirement	Other employee	and restoration/		Total	Total
		healthcare (a)	entitlements (b)	environmental (c)	Other	2017	2016
	Note	US$m	US$m	US$m	US$m	US$m	US$m
At 1 January		3,167	450	8,722	1,455	13,794	13,066
Adjustment on currency translation		200	34	502	110	846	(56)
Adjustments to mining properties	14
– changes in estimate		-	-	710	-	710	(123)
Charged/(credited) to profit:
– increases to existing and new provisions		233	96	230	238	797	1,630
– unused amounts reversed		-	(37)	(61)	(89)	(187)	(239)
– exchange (gains)/losses on provisions		-	-	(40)	(43)	(83)	13
– amortisation of discount		-	-	348	35	383	338
Utilised in year		(339)	(84)	(268)	(362)	(1,053)	(997)
Actuarial losses recognised in equity		121	-	-	-	121	152
Subsidiaries no longer consolidated (d)		-	(69)	(102)	(451)	(622)	(63)
Transfers to assets held for sale		(13)	(4)	(47)	-	(64)	(4)
Transfers and other movements		1	3	(11)	7	-	77
At 31 December		3,370	389	9,983	900	14,642	13,794
Balance sheet analysis:
Current		84	277	634	280	1,275	1,315
Non-current		3,286	112	9,349	620	13,367	12,479
Total		3,370	389	9,983	900	14,642	13,794

(a)

The main assumptions used to determine the provision for pensions and post-retirement healthcare, and other information, including the expected level of future funding payments in respect of those arrangements, are given in note 44.

(b)

The provision for other employee entitlements includes a provision for long service leave of US$292 million (2016: US$317 million), based on the relevant entitlements in certain Group operations and includes US$24 million (2016: US$59 million) of provision for redundancy and severance payments.

(c)

The Group’s policy on close-down and restoration costs is described in note 1(k) and in paragraph (iv) under “Critical accounting policies and estimates” on pages 126 and 129. Close-down and restoration costs are a normal consequence of mining, and the majority of close-down and restoration expenditure is incurred in the years following closure of the mine, refinery or smelter. Remaining lives of operations and infrastructure range from one to over 50 years with an average for all sites, weighted by present closure obligation, of around 20 years (2016: 16 years). Although the ultimate cost to be incurred is uncertain, the Group’s businesses estimate their respective costs based on current restoration standards and techniques. Provisions of US$9,983 million (2016: US$8,722 million) for close-down and restoration costs and environmental clean-up obligations are based on risk-adjusted cash flows. These estimates have been discounted to their present value at a real risk free rate of 2 per cent per annum, based on an estimate of the long-term, risk-free, pre-tax cost of borrowing. If the risk free rate was decreased by 0.5 per cent then the provision would be US$1,102 million higher.

Non-current provisions for close-down and restoration/environmental expenditure include amounts relating to environmental clean-up of US$336 million (2016: US$366 million) expected to take place between one and five years from the balance sheet date, and US$839 million (2016: US$727 million) expected to take place later than five years after the balance sheet date.

Close-down and restoration/environmental liabilities at 31 December 2017 have not been adjusted for amounts of US$75 million (2016: US$110 million) relating to insurance recoveries and other financial assets held for the purposes of meeting these obligations.

(d)	“Subsidiaries no longer consolidated” relates primarily to the disposal of Coal & Allied Industries Limited, which completed on 1 September 2017 (see note 37).